Exhibit 99.1

CARDINAL FINANCIAL CORPORATION Raymond James Institutional Investors Conference March 2012

Forward-Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and other reports filed and furnished to the Securities and Exchange Commission.

Company Profile Financial holding company founded in 1998 Total assets of $2.6 billion at December 31, 2011 Traded on the NASDAQ: CFNL Headquartered in Fairfax County, VA Serves the Washington Metropolitan Region through its wholly-owned subsidiaries

Public Recognition * 2nd Consecutive Appearance

Our Operating Philosophy: Aggressive on Sales, CONSERVATIVE ON RISK

Management Team Industry Experience Years in Market Bernard Clineburg Chairman & CEO 41 years 41 Chris Bergstrom EVP, CCO/CRO 30 years 22 Alice Frazier EVP, COO 24 years 21 Dennis Griffith EVP, Chief Lending Officer 38 years 38 Kevin Reynolds EVP, Director of Sales 30 years 30 Mark Wendel EVP, CFO 30 years 6 Bob Brower CEO, George Mason Mortgage 21 years 21

Investment Summary Well-positioned for growth & opportunities Strong, experienced management team Franchise value in premier market Resilient local economy and job market Excellent credit quality Diversified loan portfolio Attractive valuation Shareholder-focused Increased dividend

Financial Highlights 2011 2010 % Change Net Income $28.0 million $18.4 million 51.8% EPS $0.94 $0.62 50.9% Assets $2.60 billion $2.07 billion 25.6% Loans $1.63 billion $1.41 billion 15.8% Deposits $1.78 billion $1.40 billion 26.5%

Home to 18 Fortune 500® Companies 3 major airports 60% of the US and Canadian economies within a 2 hour flight from Greater Washington #1 healthiest labor market in US –Forbes.com Leading region in US for venture capital funding in Information & Communication Technology Greater Washington Region Business Demographics Source: Greater Washington Initiative

Nation’s wealthiest region Median Household Income of $85,168 Fairfax, Arlington, and Loudoun Counties ranked in “Top 10 Counties” in US Most highly educated workforce in US 47% of workforce has bachelor’s degree 22% of workforce has advanced degree More than 50 colleges and universities Home to 6 of 10 most educated counties in US Source: Greater Washington Initiative Greater Washington Region Consumer Demographics

2010 Structure of the Greater Washington Economy 5th largest economy in US 2010 Gross Regional Product equal to $436 billion #2 in US in GRP per capita 2nd largest employer of technology workers in US Largest number of Inc. “500 Fastest-Growing Companies” (59) for 14 consecutive years #1 in US in growth of Professional and Business Services jobs since 2000 23% of region’s jobs in the professional and business sectors More than 12% in Education & Health Services Sources: GMU Center for Regional Analysis, Greater Washington Initiative

Source: GMU Center for Regional Analysis Unemployment Rate

Last Bank Standing? Local Target Acquirer Assets (000s) Branches Year Chevy Chase Bank Capital One (Converted 10/2010) $16,022,456 250 2009 Provident M&T (Converted 2009) $6,568,546 63 2009 Wachovia Wells $760,558,000 152 2008 Mercantile / MD PNC $17,007,000 240 2007 James Monroe Bank Mercantile / MD $544,871 6 2006 Community Bank Mercantile / MD $879,919 14 2005 Riggs Bank PNC / PA $5,899,713 48 2005 Southern Financial Provident / MD $1,106,906 28 2004 Sequoia United / WV $523,800 12 2003 First Virginia BB&T / NC $11,227,587 364 2003 F&M / MD Mercantile / MD $2,094,986 49 2003 6 Local Banks BB&T/NC, SunTrust/GA, United/WV, Wachovia/NC $53,622,882 1,064 1997 - 2001 Total Consolidation $876,592,666 2,296

Our Markets Region Median Household Income 20101 Projected Population Increase 2010 – 20151 Total Population 2010 (Actual) 1 Current Cardinal Branches Fairfax County, VA $107,576 7.37% 1,041,236 11 Loudoun County, VA $114,367 18.33% 308,819 4 Prince William County, VA $86,208 7.32% 387,988 3 Arlington County, VA $85,453 8.33% 215,842 4 Alexandria County, VA $74,558 7.55% 145,210 1 Montgomery County , MD $89,965 3.78% 963,092 1 Washington, DC $51,218 2.78% 600,671 1 Stafford/Fredericksburg, VA $87,121 6.61% 151,172 2 1Source: SNL Financial

Banking & Mortgage Centers

Cardinal Financial Corporation

Quality Annual Growth CAGR* Loans: 14.1% Deposits: 7.8% Total Assets: 9.7% * From 12/31/2007 through 12/31/2011

Asset Growth Comparison Year Ending 2010 to 2011 Source: SNL Financial Complete Listing of Peer Group Used in Appendix

Loan Growth Comparison Year Ending 2010 to 2011 Source: SNL Financial Complete Listing of Peer Group Used in Appendix

Loan Portfolio Mix As of 12/31/11 Target

Commercial Real Estate Portfolio As of 12/31/11

Commercial Real Estate Portfolio: Special Purpose As of 12/31/11

Non-Performing Assets / Assets Source: SNL Financial Complete Listing of Peer Group Used in Appendix

Credit Quality Ranking

CARDINAL

National Peers		NPAs / Assets (%) 2011
State Bank Financial Corporation	GA	0.11
Century Bancorp, Inc.	MA	0.26
Sterling Bancorp	NY	0.33
Financial Institutions, Inc.	NY	0.38
Cardinal Financial Corporation	VA	0.69
Oritani Financial Corp.	NJ	0.74
Burke & Herbert Bank & Trust Company	VA	0.94
Camden National Corporation	ME	1.13
Wilshire Bancorp, Inc.	CA	1.34
Southwest Bancorp, Inc.	OK	1.40
BNC Bancorp	NC	1.64
Metro Bancorp, Inc.	PA	1.73
CoBiz Financial Inc.	CO	1.89
Hanmi Financial Corporation	CA	1.91
OceanFirst Financial Corp.	NJ	1.99
CenterState Banks, Inc.	FL	2.16
West Coast Bancorp	OR	2.94
TriCo Bancshares	CA	3.87
Bank Mutual Corporation	WI	4.00
Independent Bank Corporation	MI	4.07
Capital City Bank Group, Inc.	FL	5.22

Regional Peers		NPAs / Assets (%) 2011
National Bankshares, Inc.	VA	0.58
Cardinal Financial Corporation	VA	0.69
Burke & Herbert Bank & Trust Company	VA	0.94
Eagle Bancorp, Inc.	MD	1.27
First Community Bancshares, Inc.	VA	1.40
American National Bankshares Inc.	VA	1.46
Virginia Commerce Bancorp, Inc.	VA	1.63
StellarOne Corporation	VA	1.69
Middleburg Financial Corporation	VA	2.94
Eastern Virginia Bankshares, Inc.	VA	3.55
Community Bankers Trust Corporation	VA	3.73
Franklin Financial Corporation	VA	4.63
First Mariner Bancorp	MD	5.26
Shore Bancshares, Inc.	MD	7.66
Hampton Roads Bankshares, Inc.	VA	9.08

Source: SNL Financial

Deposit Growth Comparison Year Ending 2010 to 2011 Source: SNL Financial Complete Listing of Peer Group Used in Appendix

Historical Core Deposit Mix 2009 - 2011 Excludes Brokered CDs used to fund Warehouse Line

Net Interest Margin

Diversified Operating Revenue

Cardinal is Well Capitalized Median of Average Tang. Equity/Tang. Assets - Banks $2.25-2.75 Billion in assets as of 12/31/11

Profitability Goals 2009 2010 2011 2012 Net Interest Margin 2.94% 3.68% 3.77% 3.70% Return on Assets 0.57% 0.92% 1.27% 1.30% Return on Equity 5.53% 8.44% 11.58% 12.00% Efficiency Ratio 70.95% 61.67% 56.80% 56% or less

Acquisition Strategy Banking Highly Disciplined Approach Strong Local Market Leadership Accretive to Earnings & Capital Markets with Growth Potential Non-Banking Focus on Complementary Product Line Offerings

Stock Profile CFNL (NASDAQ) Share Price (2/27/2012) $10.42 52 Week Range $8.10 - $11.93 Shares Outstanding 29,199,000 Market Capitalization $304.25 million Average Daily Volume 95,893 Price (2/27/12)/Book 1.19x Price (2/27/12)/Tangible Book (12/31/11) 1.24x

CARDINAL FINANCIAL CORPORATION Raymond James Institutional Investors Conference March 2012

Appendix A: Regional Peer Group Company Name State Ticker Total Assets 2011 ($000) American National Bankshares Inc. VA AMNB 1,304,522 Burke & Herbert Bank & Trust Company VA BHRB 2,461,748 Cardinal Financial Corporation VA CFNL 2,602,716 Community Bankers Trust Corporation VA BTC 1,092,496 Eagle Bancorp, Inc. MD EGBN 2,831,255 Eastern Virginia Bankshares, Inc. VA EVBS 1,063,034 First Community Bancshares, Inc. VA FCBC 2,164,789 First Mariner Bancorp MD FMAR 1,179,017 Franklin Financial Corporation VA FRNK 1,096,977 Hampton Roads Bankshares, Inc. VA HMPR 2,166,860 Middleburg Financial Corporation VA MBRG 1,192,860 National Bankshares, Inc. VA NKSH 1,067,102 Shore Bancshares, Inc. MD SHBI 1,158,193 StellarOne Corporation VA STEL 2,917,928 Virginia Commerce Bancorp, Inc. VA VCBI 2,938,518 Source: SNL Financial Includes VA/MD/DC Banks with Assets between $1b and $3b

Appendix B: National Peer Group

Company Name	State	Ticker	Total Assets 2011 ($000)
Bank Mutual Corporation	WI	BKMU	$ 2,498,484
BNC Bancorp	NC	BNCN	$ 2,454,930
Burke & Herbert Bank & Trust Company	VA	BHRB	$ 2,461,748
Camden National Corporation	ME	CAC	$ 2,302,720
Capital City Bank Group, Inc.	FL	CCBG	$ 2,641,312
Cardinal Financial Corporation	VA	CFNL	$ 2,602,716
CenterState Banks, Inc.	FL	CSFL	$ 2,284,459
Century Bancorp, Inc.	MA	CNBKA	$ 2,743,225
CoBiz Financial Inc.	CO	COBZ	$ 2,423,504
Financial Institutions, Inc.	NY	FISI	$ 2,336,353
Hanmi Financial Corporation	CA	HAFC	$ 2,744,824
Independent Bank Corporation	MI	IBCP	$ 2,307,406
Metro Bancorp, Inc.	PA	METR	$ 2,421,219
OceanFirst Financial Corp.	NJ	OCFC	$ 2,302,094
Oritani Financial Corp.	NJ	ORIT	$ 2,587,233
Southwest Bancorp, Inc.	OK	OKSB	$ 2,382,873
State Bank Financial Corporation	GA	STBZ	$ 2,746,937
Sterling Bancorp	NY	STL	$ 2,493,297
TriCo Bancshares	CA	TCBK	$ 2,555,597
West Coast Bancorp	OR	WCBO	$ 2,429,887
Wilshire Bancorp, Inc.	CA	WIBC	$ 2,696,854

Source: SNL Financial

Includes Banks with Assets between $2.25b and $2.75b